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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): AUGUST 22, 2006

                              COMPUWARE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-20900

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
                MICHIGAN                                          38-2007430
     (State or other jurisdiction of                           (I.R.S. Employer
     incorporation or organization)                          Identification No.)
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  ONE CAMPUS MARTIUS, DETROIT, MICHIGAN                           48226-5099
(Address of Principal Executive Offices)                          (Zip Code)
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      (Registrant's telephone number, including area code): (313) 227-7300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

     On August 22, 2006, Compuware Corporation ("Compuware") issued a press release announcing that the Company's Board of Directors authorized the repurchase of up to $300 million of the Company's Common Stock on the open market from time-to-time based upon market and business conditions. A copy of the press release is furnished with the Report as Exhibit 99.1.

Forward-Looking Statements

     Certain statements in this Current Report on Form 8-K, including but not limited to statements set forth in the attached press release, may constitute forward-looking statements. These forward looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Compuware's expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Compuware's most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings made with the Securities and Exchange Commission. Compuware expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

ITEM 9.01. EXHIBITS.

     (c)  Exhibits.

          99.1 Press Release, dated August 22, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPUWARE CORPORATION


Date: August 23, 2006                   By: /s/ Laura L. Fournier
                                            ------------------------------------
                                            Laura L. Fournier
                                            Senior Vice President
                                            Chief Financial Officer

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                                INDEX OF EXHIBITS

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EXHIBIT
  NO.                  DESCRIPTION
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
  99.1    Press Release, dated August 22, 2006.
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